UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2009

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Two International Place, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THE REPORT

Departure of Directors or Certain Officers; Election of Directors; Appointment of
Item 5.02	Certain Officers; Compensatory Arrangements of Certain Officers.

     Registrant’s Board of Directors and Voting Shareholders on October 23, 2009 approved the 2008 Omnibus Incentive Plan Restatement No. 2, a copy of which is filed herewith as Exhibit 10.1. The 2008 Omnibus Incentive Plan provides for the grant of stock-based incentives to employees of the Company, including its Officers, as well as annual formula grants to certain members of the Company’s Board of Directors who qualify as non-employee directors. This description of the 2008 Omnibus Incentive Plan is qualified in its entirety by the actual plan document, which is filed as an Exhibit to this Current Report on Form 8-K.

     Registrant’s Board of Directors and Voting Shareholders on October 23, 2009 approved the 2009 Amendment to the 2007 Stock Option Plan, a copy of which is filed herewith as Exhibit 10.2. The 2007 Stock Option Plan provides for the grant of stock options to employees of the Company, including its Officers, as well as annual formula grants to certain members of the Company’s Board of Directors who qualify as non-employee directors. This description of the 2007 Stock Option Plan is qualified in its entirety by the actual plan document, which is filed as Exhibit 10.10 to the Current Report on Form 8-K of the Company on October 24, 2007 (S.E.C. File No. 1-8100) and is incorporated herein by reference..

     Registrant’s Board of Directors and Voting Shareholders on October 23, 2009 approved the Annual Performance Incentive Plan for Non-Covered Employees, a copy of which is filed herewith as Exhibit 10.3. The Annual Performance Incentive Plan for Non-Covered Employees provides for performance awards to designated employees of the Company or its Subsidiaries. This description of the Annual Performance Incentive Plan for Non-Covered Employees is qualified in its entirety by the actual plan document, which is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

	Exhibit No.	Document

	10.1	Eaton Vance Corp. 2008 Omnibus Incentive Plan
Restatement No. 2

	10.2	Eaton Vance Corp. 2009 Amendment to 2007 Stock Option Plan

	10.3	Eaton Vance Corp. Annual Performance Incentive Plan for
Non-Covered Employees

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date:	October 29, 2009	/s/ Robert J. Whelan
Robert J. Whelan, Chief Financial Officer

EXHIBIT INDEX

     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.	Description

10.1	Eaton Vance Corp. 2008 Omnibus Incentive Plan
Restatement No. 2

10.2	Eaton Vance Corp. 2009 Amendment to 2007 Stock Option Plan

10.3	Eaton Vance Corp. Annual Performance Incentive Plan for
Non-Covered Employees